UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2019 (September 6, 2019)

STEWART INFORMATION SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Post Oak Blvd. Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	STC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 6, 2019, the U.S. Federal Trade Commission notified Stewart Information Services Corporation (“Stewart”) that it has filed a lawsuit to block Stewart’s proposed merger agreement with Fidelity National Financial, Inc.

On September 6, 2019, Stewart issued a press release announcing its receipt of notice of the lawsuit. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this communication are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to future, not past, events and often address Stewart’s expected future business and financial performance. These statements often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “will,” “foresee” or other similar words. Forward-looking statements by their nature are subject to various risks and uncertainties that could cause Stewart’s actual results to be materially different than those expressed in the forward-looking statements. These risks and uncertainties include, among other things, the challenging economic conditions; adverse changes in the level of real estate activity; changes in mortgage interest rates, existing and new home sales, and availability of mortgage financing; Stewart’s ability to respond to and implement technology changes, including the completion of the implementation of Stewart’s enterprise systems; the impact of unanticipated title losses or the need to strengthen Stewart’s policy loss reserves; any effect of title losses on Stewart’s cash flows and financial condition; the ability to attract and retain highly productive sales associates; the impact of vetting Stewart’s agency operations for quality and profitability; independent agency remittance rates; changes to the participants in the secondary mortgage market and the rate of refinancing that affects the demand for title insurance products; regulatory non-compliance, fraud or defalcations by Stewart’s title insurance agencies or employees; Stewart’s ability to timely and cost-effectively respond to significant industry changes and introduce new products and services; the outcome of pending litigation; the impact of changes in governmental and insurance regulations, including any future reductions in the pricing of title insurance products and services; Stewart’s dependence on Stewart’s operating subsidiaries as a source of cash flow; the continued realization of expense savings from Stewart’s cost management program; Stewart’s ability to successfully integrate acquired businesses; Stewart’s ability to access the equity and debt financing markets when and if needed; Stewart’s ability to grow Stewart’s international operations; seasonality and weather; and Stewart’s ability to respond to the actions of Stewart’s competitors. These risks and uncertainties, as well as others, are discussed in more detail in Stewart’s documents filed with the Securities and Exchange Commission, including Stewart’s Annual Report on Form 10-K for the year ended December 31, 2018, and if applicable, Stewart’s Quarterly Reports on Form 10-Q, and Stewart’s Current Reports on Form 8-K. All forward-looking statements included in this communication are expressly qualified in their entirety by such cautionary statements. Stewart expressly disclaims any obligation to update, amend or clarify any forward-looking statements contained in this communication to reflect events or circumstances that may arise after the date hereof, except as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Stewart Information Services Corporation, dated September 6, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

By:	/s/ David C. Hisey
David C. Hisey, Chief Financial Officer, Secretary, Treasurer

Date: September 9, 2019